Exhibit 99.1

COMTECH TELECOMMUNICATIONS CORP. AND SUBSIDIARIES

RECAST SEGMENT FINANCIAL INFORMATION

(unaudited)

1

COMTECH TELECOMMUNICATIONS CORP. AND SUBSIDIARIES

RECAST SEGMENT FINANCIAL INFORMATION

(unaudited)

Basis of Presentation

Beginning with its third quarter of fiscal 2016, Comtech Telecommunications Corp. (the “Company”) reorganized its business into two reportable operating segments: Commercial Solutions and Government Solutions.

Our CODM primarily uses a metric that we refer to as Adjusted EBITDA to measure an operating segment’s performance and to make decisions about resources to be allocated. Our Adjusted EBITDA metric does not consider any allocation of the following: income taxes, interest income and other expense, interest expense, amortization of stock-based compensation, amortization of intangibles, depreciation expense, acquisition plan expenses or strategic alternatives analysis expenses and other. These items, while periodically affecting our results, may vary significantly from period to period and may have a disproportionate effect in a given period, thereby affecting the comparability of results. Adjusted EBITDA is used by management in assessing the Company's operating results. The Company's definition of Adjusted EBITDA may differ from the definition of EBITDA used by other companies (including TCS prior to our acquisition) and may not be comparable to similarly titled measures used by other companies. Adjusted EBITDA is also a measure frequently requested by the Company's investors and analysts. The Company believes that investors and analysts may use Adjusted EBITDA, along with other information contained in its SEC filings, in assessing its ability to generate cash flow and service debt.

The following schedules present the Company's unaudited historical annual and quarterly segment information, which was recast to correspond with the Company’s current reporting structure, along with a reconciliation of segment net income and consolidated net income to Adjusted EBITDA:

	Three Months Ended January 31, 2016
	Commercial	Government
	Solutions	Solutions	Unallocated	Total
Net sales	$50,722,000	19,601,000	—	$70,323,000
Operating income (loss)	$5,241,000	4,679,000	(6,731,000)	$3,189,000

Net Income	$5,023,000	4,688,000	(7,235,000)	$2,476,000
Income taxes	116,000	—	634,000	750,000
Interest (income) and other expense	29,000	(9,000)	(130,000)	(110,000)
Interest expense	73,000	—	—	73,000
Amortization of stock-based compensation	—	—	1,074,000	1,074,000
Amortization of intangibles	1,196,000	—	—	1,196,000
Depreciation	1,186,000	272,000	8,000	1,466,000
Acquisition plan expenses	—	—	2,337,000	2,337,000
Adjusted EBITDA	$7,623,000	4,951,000	(3,312,000)	$9,262,000

Purchases of property, plant and equipment	$467,000	347,000	13,000	$827,000
Total assets at January 31, 2016	$227,963,000	77,733,000	156,474,000	$462,170,000

2

COMTECH TELECOMMUNICATIONS CORP. AND SUBSIDIARIES

RECAST SEGMENT FINANCIAL INFORMATION

(unaudited)

	Six Months Ended January 31, 2016
	Commercial	Government
	Solutions	Solutions	Unallocated	Total
Net sales	$93,672,000	40,768,000	—	$134,440,000
Operating income (loss)	$7,489,000	9,759,000	(11,891,000)	$5,357,000

Net Income	$7,200,000	9,775,000	(13,060,000)	$3,915,000
Income taxes	92,000	—	1,424,000	1,516,000
Interest (income) and other expense	50,000	(16,000)	(256,000)	(222,000)
Interest expense	148,000	—	—	148,000
Amortization of stock-based compensation	—	—	2,125,000	2,125,000
Amortization of intangibles	2,572,000	—	—	2,572,000
Depreciation	2,439,000	541,000	16,000	2,996,000
Acquisition plan expenses	—	—	3,729,000	3,729,000
Adjusted EBITDA	$12,501,000	10,300,000	(6,022,000)	$16,779,000

Purchases of property, plant and equipment	$948,000	500,000	15,000	$1,463,000
Total assets at January 31, 2016	$227,963,000	77,733,000	156,474,000	$462,170,000

	Three Months Ended October 31, 2015
	Commercial	Government
	Solutions	Solutions	Unallocated	Total
Net sales	$42,950,000	21,167,000	—	$64,117,000
Operating income (loss)	$2,248,000	5,080,000	(5,160,000)	$2,168,000

Net Income	$2,177,000	5,087,000	(5,825,000)	$1,439,000
Income taxes	(24,000)	—	790,000	766,000
Interest (income) and other expense	21,000	(7,000)	(126,000)	(112,000)
Interest expense	75,000	—	—	75,000
Amortization of stock-based compensation	—	—	1,051,000	1,051,000
Amortization of intangibles	1,376,000	—	—	1,376,000
Depreciation	1,253,000	269,000	8,000	1,530,000
Acquisition plan expenses	—	—	1,392,000	1,392,000
Adjusted EBITDA	$4,878,000	5,349,000	(2,710,000)	$7,517,000

Purchases of property, plant and equipment	$481,000	153,000	2,000	$636,000
Total assets at October 31, 2015	$228,554,000	87,340,000	143,148,000	$459,042,000

3

COMTECH TELECOMMUNICATIONS CORP. AND SUBSIDIARIES

RECAST SEGMENT FINANCIAL INFORMATION

(unaudited)

	Fiscal Year Ended July 31, 2015
	Commercial	Government
	Solutions	Solutions	Unallocated	Total
Net sales	$203,674,000	103,615,000	—	$307,289,000
Operating income (loss)	$20,733,000	30,004,000	(16,660,000)	$34,077,000

Net Income	$20,502,000	30,033,000	(27,290,000)	$23,245,000
Income taxes	(142,000)	—	10,900,000	10,758,000
Interest (income) and other expense	92,000	(30,000)	(467,000)	(405,000)
Interest expense	281,000	—	198,000	479,000
Amortization of stock-based compensation	—	—	4,363,000	4,363,000
Amortization of intangibles	6,211,000	—	—	6,211,000
Depreciation	5,250,000	1,242,000	33,000	6,525,000
Strategic alternatives analysis expenses and other	—	—	585,000	585,000
Adjusted EBITDA	$32,194,000	31,245,000	(11,678,000)	$51,761,000

Purchases of property, plant and equipment	$2,233,000	1,063,000	66,000	$3,362,000
Total assets at July 31, 2015	$233,965,000	95,314,000	144,598,000	$473,877,000

	Three Months Ended January 31, 2015
	Commercial	Government
	Solutions	Solutions	Unallocated	Total
Net sales	$52,564,000	29,238,000	—	$81,802,000
Operating income (loss)	$6,148,000	8,579,000	(4,104,000)	$10,623,000

Net Income	$6,152,000	8,584,000	(7,151,000)	$7,585,000
Income taxes	(108,000)	—	3,167,000	3,059,000
Interest (income) and other expense	36,000	(6,000)	(120,000)	(90,000)
Interest expense	69,000	—	—	69,000
Amortization of stock-based compensation	—	—	1,061,000	1,061,000
Amortization of intangibles	1,560,000	—	—	1,560,000
Depreciation	1,310,000	304,000	8,000	1,622,000
Adjusted EBITDA	$9,019,000	8,882,000	(3,035,000)	$14,866,000

Purchases of property, plant and equipment	$1,087,000	297,000	14,000	$1,398,000
Total assets at January 31, 2015	$246,321,000	93,012,000	132,154,000	$471,487,000

4

COMTECH TELECOMMUNICATIONS CORP. AND SUBSIDIARIES

RECAST SEGMENT FINANCIAL INFORMATION

(unaudited)

	Six Months Ended January 31, 2015
	Commercial	Government
	Solutions	Solutions	Unallocated	Total
Net sales	$104,574,000	53,619,000	—	$158,193,000
Operating income (loss)	$11,259,000	15,564,000	(7,981,000)	$18,842,000

Net Income	$11,131,000	15,577,000	(13,898,000)	$12,810,000
Income taxes	(95,000)	—	5,967,000	5,872,000
Interest (income) and other expense	87,000	(13,000)	(248,000)	(174,000)
Interest expense	136,000	—	198,000	334,000
Amortization of stock-based compensation	—	—	2,398,000	2,398,000
Amortization of intangibles	3,121,000	—	—	3,121,000
Depreciation	2,619,000	596,000	15,000	3,230,000
Strategic alternatives analysis expenses and other	—	—	585,000	585,000
Adjusted EBITDA	$16,999,000	16,160,000	(4,983,000)	$28,176,000

Purchases of property, plant and equipment	$1,586,000	512,000	47,000	$2,145,000
Total assets at January 31, 2015	$246,321,000	93,012,000	132,154,000	$471,487,000

	Three Months Ended October 31, 2014
	Commercial	Government
	Solutions	Solutions	Unallocated	Total
Net sales	$52,010,000	24,381,000	—	$76,391,000
Operating income (loss)	$5,111,000	6,985,000	(3,877,000)	$8,219,000

Net Income	$4,979,000	6,993,000	(6,747,000)	$5,225,000
Income taxes	13,000	—	2,800,000	2,813,000
Interest (income) and other expense	51,000	(7,000)	(128,000)	(84,000)
Interest expense	67,000	—	198,000	265,000
Amortization of stock-based compensation	—	—	1,337,000	1,337,000
Amortization of intangibles	1,561,000	—	—	1,561,000
Depreciation	1,309,000	292,000	7,000	1,608,000
Strategic alternatives analysis expenses and other	—	—	585,000	585,000
Adjusted EBITDA	$7,980,000	7,278,000	(1,948,000)	$13,310,000

Purchases of property, plant and equipment	$499,000	215,000	33,000	$747,000
Total assets at October 31, 2014	$243,746,000	87,984,000	137,509,000	$469,239,000

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COMTECH TELECOMMUNICATIONS CORP. AND SUBSIDIARIES

RECAST SEGMENT FINANCIAL INFORMATION

(unaudited)

	Fiscal Year Ended July 31, 2014
	Commercial	Government
	Solutions	Solutions	Unallocated	Total
Net sales	$228,745,000	118,405,000	—	$347,150,000
Operating income (loss)	$25,756,000	32,687,000	(14,545,000)	$43,898,000

Net Income	$24,974,000	32,729,000	(32,552,000)	$25,151,000
Income taxes	531,000	—	12,825,000	13,356,000
Interest (income) and other expense	4,000	(39,000)	(878,000)	(913,000)
Interest expense	247,000	(3,000)	6,060,000	6,304,000
Amortization of stock-based compensation	—	—	4,263,000	4,263,000
Amortization of intangibles	6,285,000	—	—	6,285,000
Depreciation	5,333,000	1,327,000	61,000	6,721,000
Strategic alternatives analysis expenses and other	—	(56,000)	225,000	169,000
Adjusted EBITDA	$37,374,000	33,958,000	(9,996,000)	$61,336,000

Purchases of property, plant and equipment	$3,831,000	1,089,000	17,000	$4,937,000
Total assets at July 31, 2014	$246,822,000	77,116,000	149,914,000	$473,852,000

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